The Tax-Exempt Bond Fund of America, Inc.
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $64,289
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,968
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,237
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,692
------------------ --------------------------------
------------------ --------------------------------
Total              $71,186
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,021
------------------ --------------------------------
------------------ --------------------------------
Total              $1,021
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2545
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2083
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2002
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2460
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2651
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            261,707
------------------ ----------------------------------
------------------ ----------------------------------
Class B            9,447
------------------ ----------------------------------
------------------ ----------------------------------
Class C            11,687
------------------ ----------------------------------
------------------ ----------------------------------
Class F            12,776
------------------ ----------------------------------
------------------ ----------------------------------
Total              295,617
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,306
------------------ ----------------------------------
------------------ ----------------------------------
Total              4,306
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $12.51
----------------------- -------------------------
----------------------- -------------------------
Class B                 $12.51
----------------------- -------------------------
----------------------- -------------------------
Class C                 $12.51
----------------------- -------------------------
----------------------- -------------------------
Class F                 $12.51
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $12.51
----------------------- -------------------------